UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:   811-4395

Smith Barney Muni Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
  (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
  (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: March 31
Date of reporting period: March 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY
MUNI FUNDS
GEORGIA PORTFOLIO
PENNSYLVANIA PORTFOLIO

CLASSIC SERIES   |   ANNUAL REPORT   |   MARCH 31, 2005

Your Serious Money. Professionally Managed. SM

Your Serious Money. Professionally Managed. ® is a registered service mark of Citigroup Global Markets Inc.

N O T F D I C I N S U R E D • N OT B A N K G U A R A N T E E D • M A Y L O S E V A L U E

W H A T ’ S   I N S I D E

Letter from the Chairman	1

Georgia Portfolio

Manager Overview	3

Fund at a Glance	7

Fund Expenses	8

Fund Performance	10

Historical Performance	11

Pennsylvania Portfolio

Manager Overview	12

Fund at a Glance	16

Fund Expenses	17

Fund Performance	19

Historical Performance	20

Schedules of Investments	21

Statements of Assets and Liabilities	34

Statements of Operations	35

Statements of Changes in Net Assets	36

Financial Highlights	38

Notes to Financial Statements	44

Report of Independent Registered Public Accounting Firm	55

Additional Information	56

Important Tax Information	60

L E T T E R   F R O M   T H E   C H A I R M A N

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the period. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)[i] growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. On April 28, after the reporting period ended, first quarter 2005 GDP growth estimate came in at 3.1%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii moved to raise interest rates in an attempt to ward off inflation. As expected, the Fed increased its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004—the first rate hike in four years. The Fed again raised rates in 0.25% increments during its next six meetings, bringing the target for the federal funds rate to 2.75% by the end of March. The Fed raised its target rate by an additional 0.25% to 3.00% at its May meeting, after the Funds’ reporting period.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

For much of the reporting period, the fixed income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. However, this changed late in the period, coinciding with the Fed’s official statement accompanying its March rate hike. While the Fed continued to say it expected to raise rates at a “measured” pace, it made several adjustments to its statement, which many investors interpreted to mean larger rate hikes could be possible in the future.

The municipal bond market, represented by the Lehman Brothers Municipal Bond Index,iv rose 2.67% for the year. Like the other fixed income markets, longer maturity munis performed better than their shorter-term counterparts.

Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Funds’ Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, includ-

1   Smith Barney Muni Funds   |   2005 Annual Report

ing compliance with prospectus disclosure related to these subjects. The Funds have been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Funds and their Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 3, 2005

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii
The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

2   Smith Barney Muni Funds   |   2005 Annual Report

MANAGER  OVERVIEW

Georgia Portfolio
Market Overview

Although labor market growth[i] languished throughout 2003 into the first quarter of 2004, it rose significantly and remained strong in the early spring, and inflation picked up as well.ii

After an extended period of monetary easing, the Federal Reserve Board’s (“Fed”)iii monetary policymaking committee raised its federal funds rateiv target from a four-decade low of 1.00% to 1.25% at the end of June—the Fed’s first hike in four years. The increase marked a significant reversal from the Fed’s monetary policy position from June 2003, when it last slashed its rate target following a long series of accommodative rate cuts. The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from their near-historic lows. As a result, bond prices declined and yields rose sharply in April before prices stabilized somewhat in the early summer.

PETER M. COFFEY Vice President and Investment Officer

The Fed once again raised its target rate by 0.25% in August and September, bringing the rate to 1.75%. Given that bond prices had already factored in rate hikes to a significant extent, and coupling this with a lack of inflationary pressures, bond prices held up and actually rose over the third quarter. In September and October, the bond market benefited from falling stock and rising oil prices, which encouraged investors to reallocate capital into fixed-income securities.

Yields on bonds rose as their prices dropped in reaction to an employment report issued in November that yielded surprisingly robust labor market results.ii The Fed subsequently raised its fed funds rate target by 25 basis pointsv at its meetings in November, December, February and March, bringing the rate target to 2.75% at the end of the reporting period. The Fed raised its target rate by an additional 0.25% to 3.00% at its May meeting, after the Fund’s reporting period.

Regardless of the economic expansion and higher interest rates, the overall bond market posted a modest gain during the period. Municipal bond credit quality continued to improve, as municipalities benefited from higher tax revenues, driven by improving economic growth and fiscal discipline. This caused municipal credit quality spreads to tighten.

Over the 12-month period, municipal bonds outperformed maturity equivalent U.S. Treasuries.vi Compelling taxable equivalent yieldsvii for investors in middle- and higher-federal income tax brackets and low default rates continued to attract investors to municipal bond funds.

3   Smith Barney Muni Funds   |   2005 Annual Report

Performance Review

For the 12 months ended March 31, 2005, Class A shares of the Smith Barney Muni Funds—Georgia Portfolio, excluding sales charges, returned 1.64%. These shares outperformed the Lipper Georgia Municipal Debt Funds Category Average1, which was 1.54% for the same time frame. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index,viii returned 2.67% for the same period.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT
AS OF MARCH 31, 2005
(excluding sales charges)
(unaudited)

	6 Months	12 Months

Georgia Portfolio—Class A Shares	0.27%	1.64%

Lehman Brothers Municipal Bond Index	1.21%	2.67%

Lipper Georgia Municipal Debt Funds Category Average	0.69%	1.54%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 0.06% and Class C shares returned 0.04% over the six months ended March 31, 2005. Excluding sales charges, Class B shares returned 1.06% and Class C shares returned 1.09% over the twelve months ended March 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended March 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 29 funds for the six-month period and among the 29 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

1
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended March 31, 2005, including the reinvestment of dividends and capital gains, if any, calculated among the 29 funds in the Fund’s Lipper category, and excluding sales charges.

4   Smith Barney Muni Funds   |   2005 Annual Report

Factors that Influenced Fund Performance

Over the period, the Fund’s strongest performers included several issues that were advance-refunded in a declining rate environment. In addition, corporate-backed pollution control issues contributed positively to results as market perceptions of credit quality improved.

Conversely, our positioning strategy in long-term Treasury futures detracted from performance. While we believe this strategy reduced the portfolio’s overall volatility and may have helped to offset price declines when yields rose sharply from April through mid-June, overall it was a drag on performance during the reporting period. During the period, one of our multi-family housing issues was a drag on performance and was subsequently sold. In addition, a number of the Fund’s higher coupon securities were called at their first permissible opportunity, thus eroding some of the income the portfolio generates. Finally, our escrowed to maturity and pre-refunded issues, as well as other premium bonds with short calls, experienced modest price declines and detracted from performance.

We have begun to pare some of our medium and lower grade holdings where risk elements are beginning to outweigh our assessment of reward potential as credit quality spreads have continued to narrow.

During the period we maintained a conservative posture in terms of overall duration,ix or price sensitivity to interest rate movements. This low-duration approach to managing interest rate risk limited the Fund’s ability to completely participate in upside market movements during intervals when bond prices rose, such as last summer. However, the Fund benefited from this approach in absolute terms when bond prices dropped, particularly in the spring and fall. Given the current market environment, we believe this approach to reducing potential volatility is more prudent than a longer-duration strategy.

Thank you for your investment in the Smith Barney Muni Funds—Georgia Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter M. Coffey
Vice President and Investment Officer

May 3, 2005

5   Smith Barney Muni Funds   |   2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the Fund’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2005 were: Education (15.9%), Water & Sewer (13.5%), Housing: Multi-Family (11.8%), Pollution Control (9.7%) and Public Facilities (9.4%) . The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind that the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Source: Bureau of Labor Statistics based upon the growth of non-farm payroll jobs.

ii	Sources: Lehman Brothers. Inflation data based upon Consumer Price Index/deflation data.

iii
The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

v	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

vi
Source: Lehman Brothers Indices. Note: This is not a complete discussion of all differences between two investments being shown. An investor should consider all risks and differences between these investments before choosing to invest in either. U.S. Treasury notes are backed by the full faith and credit of the United States government and offer a return of principal value if held to maturity.

vii	The yield needed on a taxable investment in order to match the tax-free return offered on a municipal bond; calculated by dividing the tax-exempt yield by (1 minus the investor’s marginal tax rate).

viii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

ix	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

6   Smith Barney Muni Funds   |   2005 Annual Report

Georgia Portfolio
Fund at a Glance (unaudited)

Investment Breakdown

7   Smith Barney Muni Funds   |   2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2004 and held for the six months ended March 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
Georgia Portfolio	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	0.27%	$1,000.00	$1,002.70	0.83%	$4.14

Class B	0.06	1,000.00	1,000.60	1.27	6.33

Class C(4)	0.04	1,000.00	1,000.40	1.33	6.63

(1)	For the six months ended March 31, 2005.

(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

8   Smith Barney Muni Funds   |   2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
Georgia Portfolio	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,020.79	0.83%	$4.18

Class B	5.00	1,000.00	1,018.60	1.27	6.39

Class C(3)	5.00	1,000.00	1,018.30	1.33	6.69

(1)	For the six months ended March 31, 2005.

(2)
Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

9   Smith Barney Muni Funds   |   2005 Annual Report

Georgia Portfolio

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)

	Class A	Class B	Class C(3)

Twelve Months Ended 3/31/05	1.64%	1.06%	1.09%

Five Years Ended 3/31/05	5.52	4.93	4.88

Ten Years Ended 3/31/05	5.90	5.32	5.28

Inception* through 3/31/05	5.94	5.20	5.28

	With Sales Charges(4)

	Class A	Class B	Class C(3)

Twelve Months Ended 3/31/05	(2.45)%	(3.31)%	0.12%

Five Years Ended 3/31/05	4.65	4.76	4.88

Ten Years Ended 3/31/05	5.47	5.32	5.28

Inception* through 3/31/05	5.54	5.20	5.28

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)

Class A (3/31/95 through 3/31/05)	77.32%

Class B (3/31/95 through 3/31/05)	67.99

Class C(3) (3/31/95 through 3/31/05)	67.30

(1)
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

(4)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B and C shares are April 4, 1994, June 15, 1994 and April 14, 1994, respectively.

10   Smith Barney Muni Funds   |   2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the
Georgia Portfolio vs. Lehman Brothers Municipal Bond Index
and Lipper Georgia Municipal Debt Funds Average†

March 1995 — March 2005

†
Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1995, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2005. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Georgia Municipal Debt Funds Average is composed of the Fund’s peer group of mutual funds (29 funds as of March 31, 2005). The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

11   Smith Barney Muni Funds   |   2005 Annual Report

MANAGER OVERVIEW

Pennsylvania Portfolio
Market Overview

Although labor market growth[i] languished throughout 2003 into the first quarter of 2004, it rose significantly and remained strong in the early spring, and inflation picked up as well.ii

After an extended period of monetary easing, the Federal Reserve Board’s (“Fed”)iii monetary policymaking committee raised its federal funds rateiv target from a four-decade low of 1.00% to 1.25% at the end of June—the Fed’s first hike in four years. The increase marked a significant reversal from the Fed’s monetary policy position from June 2003, when it last slashed its rate target following a long series of accommodative rate cuts. The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from their near-historic lows. As a result, bond prices declined and yields rose sharply in April before prices stabilized somewhat in the early summer.

PETER M. COFFEY Vice President and Investment Officer

The Fed once again raised its target rate by 0.25% in August and September, bringing the rate to 1.75%. Given that bond prices had already factored in rate hikes to a significant extent, and coupling this with a lack of inflationary pressures, bond prices held up and actually rose over the third quarter. In September and October, the bond market benefited from falling stock and rising oil prices, which encouraged investors to reallocate capital into fixed-income securities.

Yields on bonds rose as their prices dropped in reaction to an employment report issued in November that yielded surprisingly robust labor market results.ii The Fed subsequently raised its fed funds rate target by 25 basis pointsv at its meetings in November, December, February and March, bringing the rate target to 2.75% at the end of the reporting period. The Fed raised its target rate by an additional 0.25% to 3.00% at its May meeting, after the Fund’s reporting period.

Regardless of the economic expansion and higher interest rates, the overall bond market posted a modest gain during the period. Municipal bond credit quality continued to improve, as municipalities benefited from higher tax revenues, driven by improving economic growth and fiscal discipline. This caused municipal credit quality spreads to tighten.

Over the 12-month period, municipal bonds outperformed maturity equivalent U.S. Treasuries.vi Compelling taxable equivalent yieldsvii for investors in middle- and higher-federal income tax brackets and low default rates continued to attract investors to municipal bond funds.

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Performance Review

For the 12 months ended March 31, 2005, Class A shares of the Smith Barney Muni Funds—Pennsylvania Portfolio, excluding sales charges, returned 2.39%. These shares outperformed the Lipper Pennsylvania Municipal Debt Funds Category Average,1 which was 2.19% for the same time frame. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index,viii returned 2.67% for the same period.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT
AS OF MARCH 31, 2005
(excluding sales charges)
(unaudited)

	6 Months	12 Months

Pennsylvania Portfolio—Class A Shares	1.39%	2.39%

Lehman Brothers Municipal Bond Index	1.21%	2.67%

Lipper Pennsylvania Municipal Debt Funds Category Average	1.32%	2.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 1.20% and Class C shares returned 1.17% over the six months ended March 31, 2005. Excluding sales charges, Class B shares returned 1.84% and Class C shares returned 1.79% over the twelve months ended March 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended March 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 61 funds for the six-month period and among the 61 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

1
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended March 31, 2005, including the reinvestment of dividends and capital gains, if any, calculated among the 61 funds in the Fund’s Lipper category, and excluding sales charges.

13   Smith Barney Muni Funds   |   2005 Annual Report

Factors that Influenced Fund Performance

Over the period, the Fund’s strongest performers included several issues that were advance-refunded in a declining rate environment. In addition, one of our corporate-backed pollution control issues contributed positively to results as market perceptions of credit quality improved.

Conversely, our positioning strategy in long-term Treasury futures detracted from performance. While we believe this strategy reduced the portfolio’s overall volatility and may have helped to offset price declines when yields rose sharply from April through mid-June, overall it was a drag on performance during the reporting period. During the period, some issues in the life care, hotel development and office development sectors were a drag on performance. In addition, a number of the Fund’s higher coupon securities were called at their first permissible opportunity, thus eroding some of the income the portfolio generates. Finally, our escrowed to maturity and pre-refunded issues, as well as other premium bonds with short calls, experienced modest price declines and detracted from performance.

We have begun to pare some of our medium and lower grade holdings where risk elements are beginning to outweigh our assessment of reward potential as credit quality spreads have continued to narrow.

During the period we maintained a conservative posture in terms of overall duration,ix or price sensitivity to interest rate movements. This low-duration approach to managing interest rate risk limited the Fund’s ability to completely participate in upside market movements during intervals when bond prices rose, such as last summer. However, the Fund benefited from this approach in absolute terms when bond prices dropped, particularly in the spring and fall. Given the current market environment, we believe this approach to reducing potential volatility is more prudent than a longer-duration strategy.

Thank you for your investment in the Smith Barney Muni Funds—Pennsylvania Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter M. Coffey
Vice President and Investment Officer

May 3, 2005

14   Smith Barney Muni Funds   |   2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the Fund’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2005 were: General Obligation (17.1%), Education (15.6%), Transportation (13.1%), Hospitals (9.3%) and Life Care (7.0%) . The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind that the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Source: Bureau of Labor Statistics based upon the growth of non-farm payroll jobs.

ii	Sources: Lehman Brothers. Inflation data based upon Consumer Price Index/deflation data.

iii
The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

v	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

vi
Source: Lehman Brothers Indices. Note: This is not a complete discussion of all differences between two investments being shown. An investor should consider all risks and differences between these investments before choosing to invest in either. U.S. Treasury notes are backed by the full faith and credit of the United States government and offer a return of principal value if held to maturity.

vii	The yield needed on a taxable investment in order to match the tax-free return offered on a municipal bond; calculated by dividing the tax-exempt yield by (1 minus the investor’s marginal tax rate).

viii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

ix	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

15   Smith Barney Muni Funds   |   2005 Annual Report

Pennsylvania Portfolio
Fund at a Glance (unaudited)

Investment Breakdown

16   Smith Barney Muni Funds   |   2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2004 and held for the six months ended March 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
Pennsylvania Portfolio	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	1.39%	$1,000.00	$1,013.90	0.81%	$4.07

Class B	1.20	1,000.00	1,012.00	1.26	6.32

Class C(4)	1.17	1,000.00	1,011.70	1.36	6.82

(1)	For the six months ended March 31, 2005.

(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

17   Smith Barney Muni Funds   |   2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
Pennsylvania Portfolio	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,020.89	0.81%	$4.08

Class B	5.00	1,000.00	1,018.65	1.26	6.34

Class C(3)	5.00	1,000.00	1,018.15	1.36	6.84

(1)	For the six months ended March 31, 2005.

(2)
Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

18   Smith Barney Muni Funds   |   2005 Annual Report

Pennsylvania Portfolio

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)

	Class A	Class B	Class C(3)

Twelve Months Ended 3/31/05	2.39%	1.84%	1.79%

Five Years Ended 3/31/05	6.21	5.64	5.58

Ten Years Ended 3/31/05	5.92	5.38	5.32

Inception* through 3/31/05	6.19	5.41	5.58

	With Sales Charges(4)

	Class A	Class B	Class C(3)

Twelve Months Ended 3/31/05	(1.68)%	(2.56)%	0.81%

Five Years Ended 3/31/05	5.34	5.48	5.58

Ten Years Ended 3/31/05	5.49	5.38	5.32

Inception* through 3/31/05	5.80	5.41	5.58

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)

Class A (3/31/95 through 3/31/05)	77.81%

Class B (3/31/95 through 3/31/05)	68.89

Class C(3) (3/31/95 through 3/31/05)	67.92

(1)
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

(4)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B and C shares are April 4, 1994, June 20, 1994 and April 5, 1994, respectively.

19   Smith Barney Muni Funds   |   2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the
Pennsylvania Portfolio vs. Lehman Brothers Municipal Bond Index
and Lipper Pennsylvania Municipal Debt Funds Average†

March 1995 — March 2005

†
Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1995, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2005. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Pennsylvania Municipal Debt Funds Average is composed of the Fund’s peer group of mutual funds (61 funds as of March 31, 2005). The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

20   Smith Barney Muni Funds   |   2005 Annual Report

Schedules of Investments	March 31, 2005

GEORGIA PORTFOLIO
FACE
AMOUNT	RATING(a)	SECURITY	VALUE

Education — 15.9%
$1,000,000	Aa2*	Athens-Clarke County University Government Development
		Authority Revenue, (University of Georgia Athletic Association
		Project), 2.290% due 4/1/05 (b)	$1,000,000
		Private Colleges & Universities Authority Revenue:
		Emory University Project, Series A:
1,000,000	AA	5.500% due 11/1/24	1,085,900
2,000,000	AA	5.500% due 11/1/31 (c)	2,146,040
2,000,000	BBB	Mercer Housing Corp. Project, Series A, 6.000% due 6/1/31 (c)	2,059,440
500,000	Baa1*	Mercer University Project, 5.750% due 10/1/21	538,800
1,000,000	A	Savannah EDA, Student Housing Revenue, (University
		Funding Foundation Project), Series A, ACA-Insured,
		6.750% due 11/15/20	1,098,250
1,000,000	A	University of the Virgin Islands, Refunding & Improvement,
		Series A, ACA-Insured, 6.000% due 12/1/24	1,092,710

			9,021,140

Escrowed to Maturity (d) — 6.1%
265,000	AAA	Clarke County Hospital Authority Revenue, MBIA-Insured,
		9.875% due 1/1/06	278,997
		Cobb County Kennestone Hospital Authority Revenue:
230,000	Aaa*	9.500% due 2/1/08	256,004
480,000	AAA	Series 86A, MBIA-Insured, 7.750% due 2/1/07	504,773
155,000	AAA	Columbia County Water & Sewer Revenue, MBIA-Insured,
		9.750% due 12/1/08	173,831
990,000	AAA	Columbus Medical Center Hospital Authority Revenue,
		Certificate of Anticipation, 7.750% due 7/1/10 (e)(f)	1,108,622
290,000	AAA	Fulton County Water & Sewer Revenue, FGIC-Insured,
		6.375% due 1/1/14 (e)(f)	336,420
350,000	AAA	Puerto Rico Commonwealth Aqueduct & Sewer Authority
		Revenue, 10.250% due 7/1/09	410,771
340,000	AAA	Tri-City Hospital Authority Revenue, Certificate of Anticipation,
		South Fulton Hospital, FGIC-Insured, 10.250% due
		7/1/06 (e)(f)	358,088

			3,427,506

Finance — 0.9%
500,000	NR	Virgin Islands PFA Revenue, Series E, 6.000% due 10/1/22	514,375

General Obligation — 5.3%
1,000,000	AAA	Georgia State, GO, Series B, 5.750% due 8/1/17 (c)	1,168,880
500,000	AA+	Jefferson, GO, 5.900% due 2/1/25	557,260
1,000,000	AAA	Puerto Rico Commonwealth, GO, RITES, XLCA-Insured, 7.839%
		due 7/1/17 (c)(g)	1,281,720

			3,007,860

See Notes to Financial Statements.

21   Smith Barney Muni Funds   |   2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

GEORGIA PORTFOLIO

FACE
AMOUNT	RATING(a)	SECURITY	VALUE

Hospitals — 7.9%
$1,000,000	A-	Chatham County Hospital Authority Revenue, Memorial Health
		Medical Center, Series A, 6.125% due 1/1/24	$1,084,810
1,000,000	Aaa*	Newton County Hospital Authority Revenue, (Newton Health
		System Project), AMBAC-Insured, 6.100% due 2/1/24 (c)	1,120,490
1,000,000	BBB-	Puerto Rico Industrial, Tourist, Educational, Medical &
		Environmental Control Facilities, Series A, (Ryder Memorial
		Hospital Project), 6.700% due 5/1/24	1,008,340
1,175,000	Aaa*	Ware County Hospital Authority Revenue, Certificate of
		Anticipation, MBIA-Insured, 5.500% due 3/1/21 (c)	1,262,878

			4,476,518

Housing: Multi-Family — 11.8%
500,000	AAA	Acworth Housing Authority Revenue, (Wingate Falls
		Apartments Project), FSA-Insured, 6.125% due 3/1/17 (h)	520,570
1,000,000	A	Atlanta Development Authority Student Housing Revenue,
		(ADA/CAU Partners Inc. ), Series A, ACA-Insured, 6.250%
		due 7/1/24	1,091,700
		Clayton County Hospital Authority MFH Revenue, Series A:
1,260,000	Aaa*	Southlake Cove Project, GNMA-Collateralized, 5.600%
		due 12/20/24 (c)	1,349,737
1,480,000	Aaa*	Vineyard Pointe Apartments Project, GNMA-Collateralized,
		5.500% due 10/20/32 (c)	1,541,272
1,000,000	Aa2*	De Kalb County Housing Authority, MFH Revenue, Friendly
		Hills Apartments, Series A, FHA-Insured, 7.050%
		due 1/1/39 (h)	1,081,060
1,000,000	AAA	Lawrenceville Housing Authority, MFH Revenue, (Knollwood
		Park Apartments Project), FNMA-Collateralized, 6.250%
		due 12/1/29 (h)	1,088,370

			6,672,709

Housing: Single-Family — 0.7%
10,000	AAA	Fulton County Housing Authority, Single-Family Mortgage
		Revenue, Series A, GNMA-Collateralized, 6.600%
		due 3/1/28 (h)	10,181
300,000	AAA	Puerto Rico Housing, Bank & Finance Agency, Single-Family
		Mortgage Revenue, Affordable Housing Mortgage,
		Portfolio I, FHLMC/FNMA/GNMA-Collateralized, 6.250%
		due 4/1/29 (h)	306,240
95,000	AAA	Virgin Islands HFA, Single-Family Mortgage Revenue,
		Series A, GNMA-Collateralized, 6.450% due 3/1/16 (h)	96,983

			413,404

See Notes to Financial Statements.

22   Smith Barney Muni Funds   |   2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

GEORGIA PORTFOLIO

FACE
AMOUNT	RATING(a)	SECURITY	VALUE

Miscellaneous — 1.3%
$500,000	BBB+	Puerto Rico Housing Bank & Finance Agency, 7.500%
		due 12/1/06	$526,675
300,000	B+	Puerto Rico Industrial, Tourist, Educational, Medical &
		Environmental Control Facilities, Series A, (San Lucas &
		Cristo Project), 5.750% due 6/1/19	222,783

			749,458

Pollution Control — 9.7%
1,000,000	Ba3*	Effingham County IDA, PCR, (Georgia-Pacific Project), 6.500%
		due 6/1/31	1,041,020
		Monroe County Development Authority, PCR, (Oglethorpe
		Power Co. Scherer Project), Series A:
200,000	AAA	2.290% due 4/1/05 (b)	200,000
500,000	A	6.800% due 1/1/12	592,320
2,000,000	BBB	Richmond County Development Authority, Environmental
		Improvement Revenue, (International Paper Co. Project),
		Series A, 6.250% due 2/1/25 (c)(h)	2,101,500
1,000,000	NR	Rockdale County Development Authority, Solid Waste Disposal
		Revenue, (Visy Paper Inc. Project), 7.500% due 1/1/26 (h)	1,018,300
500,000	Baa2*	Savannah EDA, PCR, (Union Camp Corp. Project), 6.150%
		due 3/1/17	554,415

			5,507,555

Pre-Refunded (i) — 8.2%
1,000,000	AAA	Atlanta Airport Revenue, Series A, FGIC-Insured, (Call 1/1/10
		@ 101), 5.500% due 1/1/26 (c)	1,105,220
500,000	AA	Clayton County Water & Sewer Revenue, (Call 5/1/11 @ 101),
		5.625% due 5/1/20	563,460
1,000,000	AAA	Fulton County Housing Authority, MFH Revenue, (Concorde
		Place Apartment Project), Series A, (Call 7/1/08 @ 100),
		6.300% due 7/1/16 (h)	1,096,210
660,000	BBB†	Fulton County Residential Care Facilities, (Canterbury Court
		Project), (Call 10/1/09 @ 102), 6.300% due 10/1/24	751,892
1,000,000	NR	Savannah EDA, College of Arts & Design Inc. Project,
		(Call 10/1/09 @ 102), 6.800% due 10/1/19 (c)	1,146,340

			4,663,122

Public Facilities — 9.4%
1,000,000	Aaa*	Albany-Dougherty Inner City Authority, COP, (Public Purpose
		Project), AMBAC-Insured, 5.625% due 1/1/16	1,092,850
1,000,000	AAA	Association County Commissioners of Georgia Leasing
		Program, COP, (Rockdale County Public Purpose Project),
		AMBAC-Insured, 5.625% due 7/1/20	1,091,610
1,000,000	AAA	Cobb-Marietta Counties Coliseum & Exhibit Hall Authority
		Revenue, MBIA-Insured, 5.625% due 10/1/26 (c)	1,136,110

See Notes to Financial Statements.

23   Smith Barney Muni Funds   |   2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

GEORGIA PORTFOLIO

FACE
AMOUNT	RATING(a)	SECURITY	VALUE

Public Facilities — 9.4% (continued)
$2,000,000	AAA	East Point Building Authority Revenue, FSA-Insured, zero
		coupon to yield 5.630% due 2/1/20	$891,080
1,000,000	AAA	Fulton County Facilities Corp. , COP, (Fulton County Public
		Purpose Project), AMBAC-Insured, 5.500% due 11/1/18	1,094,310

			5,305,960

Transportation — 2.6%
1,000,000	AAA	Atlanta Airport Passenger Facilities Charge Revenue,
		Series J, 5.000% due 1/1/34	1,023,940
250,000	AAA	Metropolitan Atlanta Rapid Transit Authority, Sales Tax
		Revenue, Series P, AMBAC-Insured, 6.250% due 7/1/20	295,965
200,000	CCC	Puerto Rico Port Authority Revenue, Special Facilities American
		Airlines, Series A, 6.250% due 6/1/26 (h)	140,876

			1,460,781

Utilities — 3.0%
500,000	AAA	Georgia Municipal Electric Authority, Power Revenue,
		Series EE, AMBAC-Insured, 7.250% due 1/1/24	680,540
1,000,000	AAA	Puerto Rico Electric Power Authority, Power Revenue,
		Series RR, FGIC-Insured, 5.000% due 7/1/35 (j)	1,041,430

			1,721,970

Water & Sewer — 13.5%
		Atlanta Water & Wastewater Revenue, Series A:
1,000,000	AAA	FGIC-Insured, 5.500% due 11/1/19 (c)	1,142,940
1,000,000	AAA	MBIA-Insured, 5.500% due 11/1/27 (c)	1,137,720
500,000	A+	Cartersville Development Authority Revenue, Sewer Facilities,
		Anheuser Busch, 6.125% due 5/1/27 (h)	518,430
1,000,000	AA	Clayton County Water & Sewer Revenue, 5.000% due 5/1/20	1,063,430
1,000,000	AAA	Columbia County Water & Sewer Revenue, FGIC-Insured,
		5.500% due 6/1/25	1,072,570
1,000,000	AA	De Kalb County Water & Sewer Revenue, Series A,
		5.000% due 10/1/35	1,028,550
10,000	AAA	Fulton County Water & Sewer Revenue, FGIC-Insured,
		6.375% due 1/1/14	11,601
500,000	AAA	Milledgeville Water & Sewer Revenue, FSA-Insured, 6.000%
		due 12/1/21	598,325
1,000,000	AAA	Rockdale County Water & Sewer Authority Revenue, Series A,
		MBIA-Insured, 5.500% due 7/1/25	1,074,190

			7,647,756

		TOTAL INVESTMENTS — 96.3% (Cost — $50,655,829**)	54,590,114
		Other Assets in Excess of Liabilities — 3.7%	2,100,215

		TOTAL NET ASSETS — 100.0%	$56,690,329

See Notes to Financial Statements.

24   Smith Barney Muni Funds   |   2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

GEORGIA PORTFOLIO

(a)	All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*) or a dagger (†), which are rated by Moody's Investors Service or Fitch Ratings, respectively.

(b)
Variable rate demand obligation — payable at par on demand at any time on no more than seven days notice. The coupon rate listed represents the current rate at the period end. The due dates on these securities reflect the next interest rate reset date or, when applicable, the maturity date.

(c)	All or a portion of this security is segregated for open futures contracts or securities traded on a when-issued basis.

(d)	Bonds are escrowed to maturity with government securities and are considered by the investment manager to be triple-A rated even if the issuer has not applied for new ratings.

(e)	Variable interest rate — subject to periodic change.

(f)	All or a portion of this security is held as collateral for open futures contracts.

(g)	Residual interest tax-exempt securities — coupon varies inversely with level of short-term tax exempt interest rates.

(h)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(i)	Pre-Refunded bonds are escrowed with government securities and are considered by the investment manager to be triple-A rated even if the issuer has not applied for new ratings.

(j)	Security is issued on a when-issued basis.

**	Aggregate cost for federal income tax purposes is $50,638,816.

See pages 31 through 33 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements.

25   Smith Barney Muni Funds   |   2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

PENNSYLVANIA PORTFOLIO

FACE
AMOUNT	RATING(a)	SECURITY	VALUE

Education — 15.6%
$1,000,000	BBB-	Delaware County Authority, College Revenue, Neuman College,
		6.000% due 10/1/31	$1,054,830
1,255,000	AAA	Grove City Area Hospital Authority Revenue, (Woodland
		Place Project), FGIC-Insured, 5.500% due 3/1/25 (b)	1,348,761
		Lycoming County Authority, College Revenue, Pennsylvania
		College of Technology, AMBAC-Insured:
1,000,000	Aaa*	5.125% due 5/1/22	1,052,930
1,000,000	Aaa*	5.375% due 7/1/30	1,067,710
1,000,000	Aaa*	5.250% due 5/1/32	1,043,120
		Pennsylvania State Higher Education Facilities Authority Revenue:
1,000,000	AAA	Clarion University Foundation Inc. , Series A, XLCA-Insured,
		5.250% due 7/1/18	1,080,380
1,000,000	A	Drexel University, 6.000% due 5/1/29	1,104,470
1,000,000	AA	Pennsylvania State University, 5.000% due 9/1/35	1,031,070
1,000,000	AAA	State Public School Building Authority, School Revenue,
		(Daniel Bonne School District Project), MBIA-Insured,
		5.000% due 4/1/22	1,048,280
2,000,000	AA+	Swarthmore Boro Authority, College Revenue, 5.250%
		due 9/15/20 (b)	2,155,540

			11,987,091

Escrowed To Maturity (c) — 5.2%
275,000	NR	Allegheny County Hospital Development Authority Revenue,
		Montefiore Hospital Association, Western Pennsylvania,
		6.875% due 7/1/09	295,380
85,000	AAA	Berks County Municipal Authority, Hospital Revenue,
		Community General Hospital, AMBAC-Insured, 9.500%
		due 7/1/05	86,432
495,000	AAA	Bristol Township Authority, Sewer Revenue, MBIA-Insured,
		10.125% due 4/1/09	564,909
1,385,000	AAA	Cambria County Hospital Development Authority, Hospital
		Revenue, Conemaugh Valley Memorial Hospital, 7.625%
		due 9/1/11	1,556,449
115,000	AAA	Coatesville Water Guaranteed Revenue, 6.250% due 10/15/13	128,242
200,000	Aaa*	Hopewell Township, Special Obligation, 10.600% due 5/1/13	240,424
230,000	NR	Pennsylvania HFA, 7.750% due 12/1/07	247,009
205,000	AAA	West Chester Sewer Revenue, 9.750% due 5/1/07	219,979
		Westmoreland County Municipal Authority:
480,000	AAA	Special Obligation, 9.125% due 7/1/10	534,629
135,000	Aaa*	Water Revenue, 8.625% due 7/1/10	153,869

			4,027,322

See Notes to Financial Statements.

26   Smith Barney Muni Funds   |   2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

PENNSYLVANIA PORTFOLIO

FACE
AMOUNT	RATING(a)	SECURITY	VALUE

Finance — 1.5%
$1,000,000	BBB	Virgin Islands PFA Revenue, Gross Receipts Taxes, Series A,
		6.500% due 10/1/24 (b)	$1,133,850

General Obligation — 17.1%
1,000,000	AAA	Allegheny County GO, Series C-52, FGIC-Insured, 5.250%
		due 11/1/21	1,098,400
1,000,000	AAA	Armstrong County GO, MBIA-Insured, 5.400% due 6/1/31	1,056,110
905,000	AAA	Conneaut School District GO, AMBAC-Insured, 9.500%
		due 5/1/12 (c)(d)	1,072,914
1,000,000	AAA	Dauphin County GO, Second Series, AMBAC-Insured, 5.125%
		due 11/15/22	1,046,610
1,000,000	AAA	Greater Johnstown School District GO, Series B, MBIA-Insured,
		5.500% due 8/1/18	1,089,350
1,455,000	AAA	Greensburg Salem School District GO, FGIC-Insured, 5.375%
		due 9/15/18 (b)	1,583,651
1,000,000	Aaa*	Luzerne County GO, Series A, MBIA-Insured, 5.250%
		due 11/15/18	1,079,350
1,000,000	AA	Pennsylvania State GO, First Series, (Call 2/1/12 @ 100),
		5.250% due 2/1/19 (e)	1,096,440
1,000,000	AAA	Philadelphia School District GO, Series A, (Call 2/1/12 @ 100),
		FSA-Insured, 5.500% due 2/1/31 (e)	1,111,420
1,660,000	AAA	Pittsburgh County GO, Series A, AMBAC-Insured, 5.250%
		due 9/1/22 (b)	1,745,191
1,000,000	AAA	Plum Boro School District GO, (Call 9/15/11 @ 100), FGIC-Insured,
		5.250% due 9/15/30 (e)	1,100,160
95,000	AAA	York GO, AMBAC-Insured, 8.875% due 6/1/06 (c)	99,039

			13,178,635

Hospitals — 9.3%
1,000,000	BBB	Hazleton Health Services Authority, Hospital Revenue,
		St. Joseph's Medical Center, 6.200% due 7/1/26	914,140
1,000,000	A+	Horizon Hospital System Authority, Hospital Revenue,
		Horizon Hospital Systems Inc. , 6.350% due 5/15/26	1,045,940
1,000,000	AA	Mifflin County Hospital Authority Revenue, Radian-Insured,
		6.200% due 7/1/30	1,098,120
1,000,000	A+	Pennsylvania State Higher Education Facilities Authority
		Revenue, UPMC Health Systems, Series A, 6.000%
		due 1/15/31	1,091,760
300,000	A-1+	Philadelphia Hospitals & Higher Education Facilities Authority
		Revenue, (Childrens Hospital Project), Series C, 2.300%
		due 4/1/05 (f)	300,000
525,000	AA	Potter County Hospital Authority Revenue, Charles Cole
		Memorial Hospital, Radian-Insured, 6.050% due 8/1/24	545,822

See Notes to Financial Statements.

27   Smith Barney Muni Funds   |   2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

PENNSYLVANIA PORTFOLIO

FACE
AMOUNT	RATING(a)	SECURITY	VALUE

Hospitals — 9.3% (continued)
$1,075,000	BBB-	Puerto Rico Industrial, Tourist, Educational, Medical &
		Environmental Control Facilities, (Ryder Memorial
		Hospital Project), Series A, 6.700% due 5/1/24	$1,083,965
1,000,000	A	St. Mary's Hospital Authority Revenue, Catholic Health East,
		Series B, 5.500% due 11/15/24	1,059,660

			7,139,407

Housing: Single-Family — 2.7%
		Allegheny County, Residential Finance Authority, Single-Family
		Mortgage Revenue, GNMA-Collateralized:
665,000	Aaa*	Series FF-2, 6.000% due 11/1/31(g)	683,627
780,000	Aaa*	Series II-2, 5.900% due 11/1/32 (g)	807,994
610,000	AAA	Puerto Rico Housing, Bank & Finance Agency, Single-Family
		Mortgage Revenue, Affordable Housing Mortgage, Portfolio I,
		FHLMC/FNMA/GNMA-Collateralized, 6.250% due 4/1/29 (g)	622,688

			2,114,309

Industrial Development — 4.7%
1,000,000	BBB+	Allegheny County IDA Revenue, Environmental
		Improvement, USX Corp. , Series A, 6.700% due 12/1/20	1,017,830
500,000	AAA	Philadelphia Authority for IDR, Series B, AMBAC-Insured,
		5.250% due 7/1/31	523,400
1,000,000	AAA	Philadelphia Authority for Industrial Development Lease
		Revenue, Series B, FSA-Insured, 5.500% due 10/1/19	1,086,140
1,000,000	AAA	Philadelphia Redevelopment Authority Revenue, Neighborhood
		Transformation, Series C, FGIC-Insured, 5.000% due 4/15/30	1,028,590

			3,655,960

Life Care — 7.0%
1,260,000	AA	Erie County Hospital Authority Health Facilities Revenue,
		(St. Mary's Home Project), Radian-Insured, 6.000%
		due 8/15/23 (b)	1,363,005
1,100,000	A-	Lancaster County Hospital Authority Revenue, (Willow
		Valley Retirement Project), 5.875% due 6/1/31 (b)	1,143,120
1,650,000	NR	Lancaster County IDA Revenue, (Garden Spot Village Project),
		Series A, 7.625% due 5/1/31 (b)	1,789,904
500,000	NR	Montgomery County Higher Education & Health Authority
		Revenue, Temple Continuing Care Center, 6.750%
		due 7/1/29 (h)	15,000
1,000,000	AA	Northampton County IDA Revenue, (Moravian Hall Square
		Project), Radian-Insured, 5.500% due 7/1/19	1,072,950

			5,383,979

See Notes to Financial Statements.

28   Smith Barney Muni Funds   |   2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

PENNSYLVANIA PORTFOLIO

FACE
AMOUNT	RATING(a)	SECURITY	VALUE

Miscellaneous — 9.6%
$500,000	A-†	Allegheny County Redevelopment Authority, Tax Increment
		Revenue, (Waterfront Project), Series A, 6.300%
		due 12/15/18	$549,930
1,500,000	NR	Dauphin County General Authority, Office & Package
		Riverfront Office, 6.000% due 1/1/25 (b)	1,339,155
1,000,000	AAA	Delaware Valley Regional Finance Authority, Local Government
		Revenue, Series A, AMBAC-Insured, 5.500% due 8/1/28 (b)	1,135,600
200,000	AAA	Emmaus General Authority Revenue, FSA-Insured,
		2.290% due 4/6/05 (f)	200,000
1,560,000	NR	New Morgan Municipal Authority Office Revenue,
		(Commonwealth Office Project), Series A, 6.500%
		due 6/1/25 (b)	1,585,865
2,000,000	AAA	Philadelphia Municipal Authority Revenue, Series B,
		FSA-Insured, 5.250% due 11/15/17 (b)	2,153,340
600,000	B+	Puerto Rico Industrial, Tourist, Educational, Medical &
		Environmental Control Facilities, (San Lucas & Cristo
		Project), Series A, 5.750% due 6/1/19	445,566

			7,409,456

Pollution Control — 4.6%
1,000,000	BBB	Bradford County IDA, Solid Waste Disposal Revenue,
		(International Paper Co. ), Series A, 6.600% due 3/1/19 (g)	1,021,150
1,000,000	BBB	Delaware County IDA, Resource Recovery Facility Revenue,
		Series A, 6.200% due 7/1/19	1,037,610
1,000,000	BB-	New Morgan IDA, Solid Waste Disposal Revenue, (New
		Morgan Landfill Co. , Inc. Project), 6.500% due 4/1/19 (g)	986,640
500,000	BBB-	Pennsylvania Economic Development Financing Authority,
		Resource Recovery Revenue, (Colver Project), Series D,
		7.150% due 12/1/18 (g)	511,310

			3,556,710

Pre-Refunded (e) — 5.7%
500,000	AAA	Allegheny County Hospital Development Authority Revenue,
		General Hospital Project, Series A, MBIA-Insured,
		(Call 9/1/07 @ 100), 6.250% due 9/1/20 (d)	539,480
1,000,000	Aaa*	Erie Sewer Authority, Sewer Revenue, MBIA-Insured,
		(Call 6/1/10 @ 100), 6.000% due 6/1/21	1,128,000
1,000,000	AAA	Harrisburg Authority, Resource Recovery Facility Revenue,
		Series A, FSA-Insured, (Call 9/1/10 @ 100), 5.500%
		due 9/1/25	1,105,990
1,300,000	NR	Harrisburg Redevelopment Authority, First Mortgage-Office
		Building, (Call 5/15/12 @ 100), 6.750% due 5/15/25 (b)	1,505,920
65,000	Aaa*	Philadelphia Hospital Authority Revenue, (United Hospital Inc.
		Project), (Call 7/1/05 @ 100), 10.875% due 7/1/08	66,306

			4,345,696

See Notes to Financial Statements.

29   Smith Barney Muni Funds   |   2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

PENNSYLVANIA PORTFOLIO

FACE
AMOUNT	RATING(a)	SECURITY	VALUE

Transportation — 13.1%
		Delaware River Joint Toll Bridge Commission, Bridge Revenue:
$1,000,000	A-	5.250% due 7/1/18	$1,065,250
1,660,000	AAA	5.000% due 7/1/25 (b)	1,739,879
		Delaware River Port Authority Pennsylvania & New Jersey,
		RITES, FSA-Insured:
1,500,000	AAA	PA — 964, 8.076% due 1/1/18 (b)(i)	1,793,040
1,875,000	AAA	PA — 965, 8.076% due 1/1/17 (b)(i)	2,257,688
		Pennsylvania State Turnpike Commission, AMBAC-Insured:
1,500,000	AAA	5.000% due 7/15/21 (b)	1,573,695
1,500,000	AAA	5.500% due 7/15/32 (b)	1,622,400

			10,051,952

Water & Sewer — 2.5%
1,750,000	AAA	Allegheny County Sanitation Authority, Sewer Revenue,
		MBIA-Insured, 5.375% due 12/1/17	1,911,315

		TOTAL INVESTMENTS — 98.6% (Cost — $72,822,661**)	75,895,682
		Other Assets in Excess of Liabilities — 1.4%	1,076,018

		TOTAL NET ASSETS — 100.0%	$76,971,700

(a)	All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*) or a dagger (†), are rated by Moody's Investors Service or Fitch Ratings, respectively.

(b)	All or a portion of this security is segregated for open futures contracts.

(c)	Bonds are escrowed to maturity with government securities and are considered by the investment manager to be triple-A rated even if the issuer has not applied for new ratings.

(d)	All or a portion of this security is held as collateral for open futures contracts.

(e)	Pre-Refunded bonds are escrowed with government securities and are considered by the investment manager to be triple-A rated even if the issuer has not applied for new ratings.

(f)
Variable rate demand obligation — payable at par on demand at any time on no more than seven days notice. The coupon rate listed represents the current rate at the period end. The due dates on these securities reflect the next interest rate reset date or, when applicable, the maturity date.

(g)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(h)	Security is currently in default.

(i)	Residual interest tax-exempt securities — coupon varies inversely with level of short-term tax exempt interest rates.

**	Aggregate cost for federal income tax purposes is $72,809,680.

See pages 31 through 33 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements.

30   Smith Barney Muni Funds   |   2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s” ) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B	—	Bonds rated “BB, ” “B” and “CCC” are regarded, on balance, as predominantly specula-
and CCC		tive with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation than
“B, ” and “CCC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s” ) — Numerical modifiers 1, 2, and 3 may be applied to each generic rating from “Aa” to “B” , where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge. ” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa”
group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa”
securities.

A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i. e. , they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes in this class.

B	—	Bonds rates “B” generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

31   Smith Barney Muni Funds   |   2005 Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings (“Fitch” ) — Ratings from “A” to “BBB” may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major ratings categories.

AAA	—	Bonds rated “AAA” by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

AA	—	Bonds rated “AA” are considered to be investment-grade and of very high credit quality.
The obligator’s ability to pay interest and/or dividends and repay principal is very strong.

A	—	Bonds rated “A” have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstatnces or in economic conditions than is the case for higher ratings.

BBB	—	Bonds rated “BBB” currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity.
This is the lowest investment grade category assigned by Fitch.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—	Standard & Poor’s highest commercial paper and variable rate demand obligation
(“VRDO” ) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the
VMIG 1 rating.

VMIG 1	—	Moody’s highest rating for issues having demand feature — VRDO.

32   Smith Barney Muni Funds   |   2005 Annual Report

Abbreviations* (unaudited)

ACA	— American Capital Assurance	ISO	— Independent System Operator
AIG	— American International Guaranty	LOC	— Letter of Credit
AMBAC	— Ambac Assurance Corporation	MBIA	— Municipal Bond Investors
AMT	— Alternative Minimum Tax		Assurance Corporation
BAN	— Bond Anticipation Notes	MERLOT	— Municipal Bond Investors
BIG	— Bond Investors Guaranty		Assurance Corporation
CDA	— Community Development	MFH	— Multi-Family Housing
	Authority	MSTC	— Municipal Securities Trust
CGIC	— Capital Guaranty Insurance		Certificates
	Company	MVRICS	— Municipal Variable Rate Inverse
CONNIE	— College Construction Loan		Coupon Security
LEE	Insurance Association	PART	— Partnership Structure
COP	— Certificate of Participation	PCFA	— Pollution Control Finance
CSD	— Central School District		Authority
CTFS	— Certificates	PCR	— Pollution Control Revenue
DFA	— Development Finance Agency	PFA	— Public Finance Authority
EDA	— Economic Development Authority	PSFG	— Permanent School Fund
EFA	— Educational Facilities Authority		Guaranty
ETM	— Escrowed to Maturity	Q-SBLF	— Qualified School Bond
FGIC	— Financial Guaranty Insurance		Loan Fund
	Company	Radian	— Radian Asset Assurance
FHA	— Federal Housing Administration	RAN	— Revenue Anticipation Notes
FHLMC	— Federal Home Loan Mortgage	RAW	— Revenue Anticipation Warrants
	Corporation	RDA	— Redevelopment Agency
FLAIRS	— Floating Adjustable Interest Rate	RIBS	— Residual Interest Bonds
	Securities	RITES	— Residual Interest Tax-Exempt
FNMA	— Federal National Mortgage		Securities
	Association	SPA	— Standby Bond Purchase
FRTC	— Floating Rate Trust Certificates		Agreement
FSA	— Financial Security Assurance	SFH	— Single-Family Housing
GIC	— Guaranteed Investment Contract	SWAP	— Swap Structure
GNMA	— Government National Mortgage	SYCC	— StructuredYield Curve Certificate
	Association	TAN	— Tax Anticipation Notes
GO	— General Obligation	TCRS	— Transferrable Custodial Receipts
HDC	— Housing Development	TECP	— Tax-Exempt Commercial Paper
	Corporation	TOB	— Tender Option Bonds
HEFA	— Health & Educational Facilities	TRAN	— Tax and Revenue Anticipation
	Authority		Notes
HFA	— Housing Finance Authority	UFSD	— Unified Free School District
IBC	— Insured Bond Certificates	UHSD	— Unified High School District
IDA	— Industrial Development Authority	USD	— Unified School District
IDB	— Industrial Development Board	VA	— Veterans Administration
IDR	— Industrial Development Revenue	VRDD	— Variable Rate Daily Demand
IFA	— Infastructure Finance Agency	VRDO	— Variable Rate Demand Obligation
INFLOS	— Inverse Floaters	VRWE	— Variable Rate Wednesday Demand
ISD	— Independent School District	XLCA	— XL Capital Assurance

* Abbreviations may or may not appear in the schedule of investments.

33   Smith Barney Muni Funds   |   2005 Annual Report

Statements of Assets and Liabilities	March 31, 2005

	Georgia	Pennsylvania
	Portfolio	Portfolio

ASSETS:
Investments, at value (Cost—$50,655,829 and $72,822,661)	$54,590,114	$75,895,682
Cash	3,290	71,536
Receivable for securities sold	1,840,719	100,000
Interest receivable	973,668	1,181,697
Receivable for Fund shares sold	500,000	250
Prepaid expenses	4,047	2,925

Total Assets	57,911,838	77,252,090

LIABILITIES:
Payable for securities purchased	1,042,260	—
Payable to broker—variation margin on open futures contracts	116,875	171,875
Management fees payable	12,281	29,514
Payable for Fund shares reaquired	—	13,086
Distribution plan fees payable	6,410	12,116
Trustees’ fees payable	5,431	15,283
Transfer agency service fees payable	2,695	8,967
Accrued expenses	35,557	29,549

Total Liabilities	1,221,509	280,390

Total Net Assets	$56,690,329	$76,971,700

NET ASSETS:
Par value of shares of beneficial interest (Note 6)	$4,463	$6,047
Capital paid in excess of par value	57,231,033	78,724,037
Undistributed (overdistributed) net investment income	16,128	(5,066)
Accumulated net realized loss from investment
transactions and futures contracts	(4,568,862)	(4,931,027)
Net unrealized appreciation of investments and
futures contracts	4,007,567	3,177,709

Total Net Assets	$56,690,329	$76,971,700

Shares Outstanding:
Class A	3,238,600	3,004,917

Class B	582,330	2,107,829

Class C	642,533	934,461

Net Asset Value:
Class A (and redemption price)	$12.71	$12.75

Class B*	$12.68	$12.71

Class C*	$12.67	$12.70

Maximium Public Offering Price Per Share:
Class A (based on a maximum sales charge of 4.00%)	$13.24	$13.28

*	Redemption price is NAV of Class B and Class C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

34   Smith Barney Muni Funds   |   2005 Annual Report

Statements of Operations	For the Year Ended March 31, 2005

	Georgia	Pennsylvania
	Portfolio	Portfolio

INVESTMENT INCOME:
Interest	$3,064,227	$4,180,433

EXPENSES:
Management fees (Note 2)	254,203	350,021
Distribution plan fees (Notes 2 and 4)	176,125	332,020
Audit and legal	32,831	32,580
Shareholder communications (Note 4)	28,874	40,998
Custody	23,927	24,709
Transfer agency service fees (Notes 2 and 4)	15,530	29,878
Registration fees	10,367	3,815
Trustees’ fees	798	1,350
Other	8,308	7,751

Total Expenses	550,963	823,122
Less: Management fee waiver and/or expense
reimbursement (Notes 2 and 8)	(13,707)	(7,308)

Net Expenses	537,256	815,814

Net Investment Income	2,526,971	3,364,619

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Loss From:
Investment transactions	(247,725)	(490,769)
Future contracts	(808,028)	(1,184,140)

Net Realized Loss	(1,055,753)	(1,674,909)

Net Change in Unrealized Appreciation/Depreciation of
Investments and Futures contracts	(708,830)	(164,230)

Net Loss on Investments and Futures Contracts	(1,764,583)	(1,839,139)

Increase in Net Assets From Operations	$762,388	$1,525,480

See Notes to Financial Statements.

35   Smith Barney Muni Funds   |   2005 Annual Report

Statements of Changes in Net Assets

	For the Years Ended March 31,
Georgia Portfolio	2005	2004

OPERATIONS:
Net investment income	$2,526,971	$2,872,716
Net realized loss	(1,055,753)	(1,142,119)
Net change in unrealized appreciation/depreciation	(708,830)	630,120

Increase in Net Assets From Operations	762,388	2,360,717

DISTRIBUTIONS TO SHAREHOLDERS FROM
(NOTES 1 AND 5):
Net investment income	(2,518,956)	(2,879,111)

Decrease in Net Assets From Distributions
to Shareholders	(2,518,956)	(2,879,111)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	7,925,963	9,352,338
Net asset value of shares issued for reinvestment of distributions	963,440	1,145,305
Cost of shares reacquired	(11,570,594)	(11,730,255)

Decrease in Net Assets From Fund Share Transactions	(2,681,191)	(1,232,612)

Decrease in Net Assets	(4,437,759)	(1,751,006)
NET ASSETS:
Beginning of year	61,128,088	62,879,094

End of year*	$56,690,329	$61,128,088

* Includes undistributed net investment income of:	$16,128	$31,063

See Notes to Financial Statements.

36   Smith Barney Muni Funds   |   2005 Annual Report

Statements of Changes in Net Assets (continued)

	For the Years Ended March 31,
Pennsylvania Portfolio	2005	2004

OPERATIONS:
Net investment income	$3,364,619	$3,847,400
Net realized loss	(1,674,909)	(971,351)
Net change in unrealized appreciation and depreciation	(164,230)	189,503

Increase in Net Assets From Operations	1,525,480	3,065,552

DISTRIBUTIONS TO SHAREHOLDERS FROM
(NOTES 1 AND 5):
Net investment income	(3,358,579)	(3,843,880)
In excess of net investment income	(42,124)	(86,608)

Decrease in Net Assets From Distributions
to Shareholders	(3,400,703)	(3,930,488)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	12,093,901	20,326,781
Net asset value of shares issued for reinvestment of distributions	1,731,929	2,124,868
Cost of shares reacquired	(19,600,170)	(23,303,128)

Decrease in Net Assets From Fund Share Transactions	(5,774,340)	(851,479)

Decrease in Net Assets	(7,649,563)	(1,716,415)
NET ASSETS:
Beginning of year	84,621,263	86,337,678

End of year*	$76,971,700	$84,621,263

* Includes undistributed (overdistributed) net investment income of:	$(5,066)	$9,577

See Notes to Financial Statements.

37   Smith Barney Muni Funds   |   2005 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

			Class A Shares

Georgia Portfolio(1)	2005		2004	2003	2002		2001

Net Asset Value, Beginning of Year	$13.10		$13.22	$12.79	$13.08		$12.40

Income (Loss) From Operations:
Net investment income	0.60		0.63	0.66	0.65	(2)	0.64
Net realized and unrealized gain (loss)	(0.39)		(0.12)	0.42	(0.29	)(2)	0.69

Total Income From Operations	0.21		0.51	1.08	0.36		1.33

Less Distributions From:
Net investment income	(0.60)		(0.63)	(0.65)	(0.65)		(0.65)
In excess of net investment income	—		—	—	(0.00	)*	—

Total Distributions	(0.60)		(0.63)	(0.65)	(0.65)		(0.65)

Net Asset Value, End of Year	$12.71		$13.10	$13.22	$12.79		$13.08

Total Return(3)	1.64%		3.92%	8.54%	2.76%		11.02%

Net Assets, End of Year (000s)	$41,166		$41,325	$41,740	$42,917		$45,594

Ratios to Average Net Assets:
Expenses(4)	0.79	%(5)	0.71%	0.72%	0.75%		0.75%
Net investment income	4.64		4.74	4.98	4.97	(2)	5.08

Portfolio Turnover Rate	16%		23%	19%	43%		35%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)
Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.95%. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.80%.

(5)	The investment manager voluntarily waived a portion of its management fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 0.80%.

*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

38   Smith Barney Muni Funds   |   2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

			Class B Shares

Georgia Portfolio(1)	2005		2004	2003	2002		2001

Net Asset Value, Beginning of Year	$13.07		$13.19	$12.76	$13.07		$12.40

Income (Loss) From Operations:
Net investment income	0.54		0.55	0.58	0.58	(2)	0.58
Net realized and unrealized gain (loss)	(0.40)		(0.11)	0.43	(0.30	)(2)	0.68

Total Income From Operations	0.14		0.44	1.01	0.28		1.26

Less Distributions From:
Net investment income	(0.53)		(0.56)	(0.58)	(0.59)		(0.59)
In excess of net investment income	—		—	—	(0.00	)*	—

Total Distributions	(0.53)		(0.56)	(0.58)	(0.59)		(0.59)

Net Asset Value, End of Year	$12.68		$13.07	$13.19	$12.76		$13.07

Total Return(3)	1.06%		3.36%	8.03%	2.12%		10.39%

Net Assets, End of Year (000s)	$7,385		$10,246	$12,265	$11,544		$11,154

Ratios to Average Net Assets:
Expenses(4)	1.29	%(5)	1.27%	1.26%	1.29%		1.30%
Net investment income	4.13		4.19	4.45	4.42	(2)	4.56

Portfolio Turnover Rate	16%		23%	19%	43%		35%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)
Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.41%. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.30%.

(5)
The investment manager voluntarily waived a portion of its management fee and reimbursed expenses for the year ended March 31, 2005. If such fees were not voluntarily waived and expenses not reimbursed, the actual expense ratio would have been 1.36%.

*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

39   Smith Barney Muni Funds   |   2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

			Class C Shares(2)

Georgia Portfolio(1)	2005		2004	2003	2002		2001

Net Asset Value, Beginning of Year	$13.05		$13.17	$12.75	$13.05		$12.39

Income (Loss) From Operations:
Net investment income	0.53		0.55	0.57	0.57	(3)	0.57
Net realized and unrealized gain (loss)	(0.39)		(0.12)	0.42	(0.29	)(3)	0.67

Total Income From Operations	0.14		0.43	0.99	0.28		1.24

Less Distributions From:
Net investment income	(0.52)		(0.55)	(0.57)	(0.58)		(0.58)
In excess of net investment income	—		—	—	(0.00	)*	—

Total Distributions	(0.52)		(0.55)	(0.57)	(0.58)		(0.58)

Net Asset Value, End of Year	$12.67		$13.05	$13.17	$12.75		$13.05

Total Return(4)	1.09%		3.31%	7.90%	2.15%		10.26%

Net Assets, End of Year (000s)	$8,139		$9,557	$8,874	$8,205		$7,460

Ratios to Average Net Assets:
Expenses(5)	1.34	%(6)	1.32%	1.33%	1.34%		1.35%
Net investment income	4.08		4.14	4.38	4.39	(3)	4.48

Portfolio Turnover Rate	16%		23%	19%	43%		35%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	On April 29, 2004, Class L shares were renamed Class C shares.

(3)
Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.37%. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(4)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.35%.

(6)
The investment manager voluntarily waived a portion of its management fee and reimbursed expenses for the year ended March 31, 2005. If such fees were not voluntarily waived and expenses not reimbursed, the actual expense ratio would have been 1.40%.

*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

40   Smith Barney Muni Funds   |   2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

			Class A Shares

Pennsylvania Portfolio(1)	2005		2004	2003		2002		2001

Net Asset Value, Beginning of Year	$13.05		$13.18	$12.79		$12.89		$12.18

Income (Loss) From Operations:
Net investment income	0.59		0.63	0.67		0.69	(2)	0.69
Net realized and unrealized gain (loss)	(0.29)		(0.12)	0.40		(0.09	)(2)	0.71

Total Income From Operations	0.30		0.51	1.07		0.60		1.40

Less Distributions From:
Net investment income	(0.59)		(0.63)	(0.67)		(0.69)		(0.69)
In excess of net investment income	(0.01)		(0.01)	(0.01)		(0.01)		—

Total Distributions	(0.60)		(0.64)	(0.68)		(0.70)		(0.69)

Net Asset Value, End of Year	$12.75		$13.05	$13.18		$12.79		$12.89

Total Return(3)	2.39%		3.90%	8.49%		4.69%		11.84%

Net Assets, End of Year (000s)	$38,319		$38,126	$34,099		$35,370		$31,203

Ratios to Average Net Assets:
Expenses(4)	0.76	%(5)	0.72%	0.66	%(5)	0.50	%(5)	0.54	%(5)
Net investment income	4.62		4.74	5.07		5.34	(2)	5.55

Portfolio Turnover Rate	10%		23%	33%		49%		34%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)
Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.33%. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.80%.

(5)
The investment manager voluntarily waived a portion of its management fee for the years ended March 31, 2005, 2003, 2002 and 2001. If such fees were not voluntarily waived, the actual expense ratios would have been 0.76%, 0.72%, 0.70% and 0.74%, respectively.

See Notes to Financial Statements.

41   Smith Barney Muni Funds   |   2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

			Class B Shares

Pennsylvania Portfolio(1)	2005		2004	2003		2002		2001

Net Asset Value, Beginning of Year	$13.01		$13.14	$12.76		$12.86		$12.17

Income (Loss) From Operations:
Net investment income	0.52		0.55	0.59		0.62	(2)	0.62
Net realized and unrealized gain (loss)	(0.29)		(0.11)	0.40		(0.08	)(2)	0.70

Total Income From Operations	0.23		0.44	0.99		0.54		1.32

Less Distributions From:
Net investment income	(0.52)		(0.56)	(0.60)		(0.63)		(0.63)
In excess of net investment income	(0.01)		(0.01)	(0.01)		(0.01)		—

Total Distributions	(0.53)		(0.57)	(0.61)		(0.64)		(0.63)

Net Asset Value, End of Year	$12.71		$13.01	$13.14		$12.76		$12.86

Total Return(3)	1.84%		3.37%	7.89%		4.22%		11.15%

Net Assets, End of Year (000s)	$26,788		$33,388	$39,184		$36,108		$29,894

Ratios to Average Net Assets:
Expenses(4)	1.29	%(5)	1.26%	1.20	%(5)	1.03	%(5)	1.08	%(5)
Net investment income	4.09		4.21	4.54		4.80	(2)	5.01

Portfolio Turnover Rate	10%		23%	33%		49%		34%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)
Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the change to net investment income and net realized and unrealized loss and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.30%.

(5)
The investment manager voluntarily waived a portion of its management fee for the years ended March 31, 2005, 2003, 2002 and 2001. If such fees were not voluntarily waived, the actual expense ratios would have been 1.29%, 1.25%, 1.24% and 1.28%, respectively.

See Notes to Financial Statements.

42   Smith Barney Muni Funds   |   2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

			Class C Shares(2)

Pennsylvania Portfolio(1)	2005		2004	2003	2002		2001

Net Asset Value, Beginning of Year	$13.00		$13.13	$12.75	$12.85		$12.16

Income (Loss) From Operations:
Net investment income	0.52		0.54	0.59	0.62	(3)	0.61
Net realized and unrealized gain (loss)	(0.29)		(0.11)	0.40	(0.09	)(3)	0.70

Total Income From Operations	0.23		0.43	0.99	0.53		1.31

Less Distributions From:
Net investment income	(0.52)		(0.55)	(0.60)	(0.62)		(0.62)
In excess of net investment income	(0.01)		(0.01)	(0.01)	(0.01)		—

Total Distributions	(0.53)		(0.56)	(0.61)	(0.63)		(0.62)

Net Asset Value, End of Year	$12.70		$13.00	$13.13	$12.75		$12.85

Total Return(4)	1.79%		3.32%	7.84%	4.16%		11.08%

Net Assets, End of Year (000s)	$11,865		$13,107	$13,055	$12,472		$10,381

Ratios to Average Net Assets:
Expenses(5)	1.34	%(6)	1.31%	1.25%(6)	1.08	%(6)	1.16	%(6)
Net investment income	4.04		4.15	4.48	4.77	(3)	4.94

Portfolio Turnover Rate	10%		23%	33%	49%		34%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	On April 29, 2004, Class L shares were renamed Class C shares.

(3)
Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.76%. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(4)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.35%.

(6)
The investment manager voluntarily waived a portion of its management fee for the years ended March 31, 2005, 2003, 2002 and 2001. If such fees were not voluntarily waived, the actual expense ratios would have been 1.35%, 1.31%, 1.28% and 1.36%, respectively.

See Notes to Financial Statements.

43   Smith Barney Muni Funds   |   2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Georgia and Pennsylvania Portfolios (“Funds”) are separate investment funds of the Smith Barney Muni Funds (“Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified management investment company.

The following are significant accounting policies consistently followed by the Funds are in conformity with generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Funds’Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Funds may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, each Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds’basis in the contracts. The Funds enter into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in a futures contract involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction.

44   Smith Barney Muni Funds   |   2005 Annual Report

Notes to Financial Statements (continued)

(c) Securities Traded on a When-Issued Basis. The Funds may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement. This transaction is subject to market fluctuations and its current value is determined in the same manner as for other securities.

(d) Portfolio Concentration. Since the Georgia and Pennsylvania Portfolios invest primarily in obligations of issuers within Georgia and Pennsylvania, respectively, each Fund is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting the respective state in which it invests.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. The cost of investments sold is determined by use of the specific identification method.

(f) Distributions. Distributions from net investment income for the Funds, if any, are declared and paid on a monthly basis. The Funds intend to satisfy conditions that will enable interest from municipals securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. To the extent that the Funds’ current year distributions of net investment income exceed current year tax-exempt income, such excess distributions will be taxable as ordinary income to shareholders to the extent of expenses attributable to tax-exempt income.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(h) Federal and OtherTaxes. It is the Funds’policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986,as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

45   Smith Barney Muni Funds   |   2005 Annual Report

Notes to Financial Statements (continued)

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

		Undistributed/
		(Overdistributed)	Accumulated
		Net Investment	Net Realized	Paid-in
Fund		Income	Loss	Capital

	(a)	—	$1	$(1)
Georgia Portfolio
	(b)	$(22,950)	22,950	—

	(c)	42,124	—	(42,124)
Pennsylvania Portfolio
	(b)	(20,683)	20,683	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to differences between book and tax accretion of discount on fixed income securities.

(c)	Reclassifications are primarily due to a taxable overdistribution.

2. Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Funds. The Funds pay SBFM a management fee calculated at an annual rate of 0.45% of each Fund’s respective average daily net assets. This fee is calculated daily and paid monthly.

During the year ended March 31, 2005, the Georgia Portfolio’s Class A, Class B and Class C shares had voluntary expense limitations in place of 0.80%, 1.30% and 1.35%, respectively. The Pennsylvania Portfolio’s Class A, Class B and Class C shares had voluntary expense limitations in place of 0.80%, 1.30% and 1.35%, respectively. These expense limitations can be terminated at any time by SBFM.

During the year ended March 31, 2005, SBFM waived a portion of its management fee in the amount of $4,464 and $7,308 for Georgia Portfolio and Pennsylvania Portfolio, respectively. Additionally, SBFM reimbursed certain expenses of the Georgia Portfolio in the amount of $9,243.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Funds’ transfer agent and PFPC Inc. (“PFPC”) acts as the Funds’ sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial

46   Smith Barney Muni Funds   |   2005 Annual Report

Notes to Financial Statements (continued)

processing for all shareholder accounts and is paid by CTB. For the year ended March 31, 2005, the Funds paid transfer agent fees totaling $31,485 to CTB.

The totals for each Fund were as follows:

Transfer
Agent Fees

Georgia Portfolio	$10,740

Pennsylvania Portfolio	20,745

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Funds’ distributor.

Effective April 29, 2004, Class L shares were renamed as Class C shares.

There is a maximum sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur a sales charge.

For the year ended March 31, 2005, CDSCs paid to CGM and sales charges received by CGM were approximately:

	Sales Charges	CDSCs

	Class A	Class B	Class C

Georgia Portfolio	$44,000	$4,000	$ —

Pennsylvania Portfolio	53,000	32,000	1,000

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

47   Smith Barney Muni Funds   |   2005 Annual Report

Notes to Financial Statements (continued)

3. Investments

During the year ended March 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Georgia	Pennsylvania
	Portfolio	Portfolio

Purchases	$ 8,935,350	$ 7,488,507

Sales	13,326,259	12,811,120

At March 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Georgia	Pennsylvania
	Portfolio	Portfolio

Gross unrealized appreciation	$ 4,137,425	$ 3,948,738
Gross unrealized depreciation	(186,127)	(862,736)

Net unrealized appreciation	$ 3,951,298	$ 3,086,002

At March 31, 2005, the Funds had the following open futures contracts:

Georgia	Number of	Expiration	Basis	Market	Unrealized
Portfolio	Contracts	Date	Value	Value	Gain

To Sell:
20-Year 6.000%
U.S. Treasury Bond	170	6/05	$19,007,032	$18,933,750	$73,282

Pennsylvania	Number of	Expiration	Basis	Market	Unrealized
Portfolio	Contracts	Date	Value	Value	Gain

To Sell:
20-Year 6.000%
U.S. Treasury Bond	250	6/05	$27,948,438	$27,843,750	$104,688

4. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan (the “Plan”), each Fund pays a service fee with respect to Class A, B and C shares, calculated at an annual rate of 0.15% of the average daily net assets of each respective class. In addition, each Fund pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended March 31, 2005,total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Georgia Portfolio	$58,605	$ 57,432	$60,088

Pennsylvania Portfolio	53,943	190,639	87,438

48   Smith Barney Muni Funds   |   2005 Annual Report

Notes to Financial Statements (continued)

CGM has agreed to reimburse the Funds for any amount which exceeds the payments made by the Funds with respect to the Plan for Class A shares over the cumulative unreimbursed amounts spent by CGM in performing its services under the Plan. During the year ended March 31, 2005, no reimbursement was required.

For the year ended March 31, 2005, total Transfer Agency Services expenses were as follows:

	Class A	Class B	Class C

Georgia Portfolio	$ 8,222	$ 3,844	$3,464

Pennsylvania Portfolio	10,403	13,764	5,711

For the year ended March 31, 2005,total Shareholder Communications expenses were as follows:

	Class A	Class B	Class C

Georgia Portfolio	$15,151	$ 7,315	$6,408

Pennsylvania Portfolio	15,801	17,272	7,925

5. Distributions Paid to Shareholders by Class

	Year Ended	Year Ended
Georgia Portfolio	March 31, 2005	March 31, 2004

Net Investment Income
Class A	$1,814,628	$2,021,225
Class B	358,939	468,304
Class C*	345,389	389,582

Total	$2,518,956	$2,879,111

	Year Ended	Year Ended
Pennsylvania Portfolio	March 31, 2005	March 31, 2004

Class A
Net investment income	$1,658,341	$1,774,966
In excess of net investment income	19,476	37,119

Total	$1,677,817	$1,812,085

Class B
Net investment income	$1,196,207	$1,526,834
In excess of net investment income	15,883	36,469

Total	$1,212,090	$1,563,303

Class C*
Net investment income	$504,031	$542,080
In excess of net investment income	6,765	13,020

Total	$510,796	$555,100

* On April 29, 2004, Class L shares were renamed as Class C shares.

49   Smith Barney Muni Funds   |   2005 Annual Report

Notes to Financial Statements (continued)

6. Shares of Beneficial Interest

At March 31, 2005, the Trust had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	March 31, 2005		March 31, 2004

Georgia Portfolio	Shares	Amount	Shares	Amount

Class A
Shares sold	568,699	$7,344,354	500,118	$6,600,431
Shares issued on reinvestment	45,391	585,896	48,832	645,452
Shares reacquired	(528,888)	(6,847,693)	(552,207)	(7,328,648)

Net Increase (Decrease)	85,202	$1,082,557	(3,257)	$(82,765)

Class B
Shares sold	14,519	$187,623	95,060	$1,255,701
Shares issued on reinvestment	10,663	137,308	16,609	218,948
Shares reacquired	(227,091)	(2,927,496)	(257,541)	(3,398,718)

Net Decrease	(201,909)	$(2,602,565)	(145,872)	$(1,924,069)

Class C*
Shares sold	30,521	$393,986	113,112	$1,496,206
Shares issued on reinvestment	18,683	240,236	21,337	280,905
Shares reacquired	(138,899)	(1,795,405)	(75,970)	(1,002,889)

Net Increase (Decrease)	(89,695)	$(1,161,183)	58,479	$774,222

	Year Ended		Year Ended
	March 31, 2005		March 31, 2004

Pennsylvania Portfolio	Shares	Amount	Shares	Amount

Class A
Shares sold	773,417	$9,982,380	1,160,913	$15,341,833
Shares issued on reinvestment	65,587	844,554	77,337	1,019,400
Shares reacquired	(754,549)	(9,749,321)	(905,771)	$(11,912,851)

Net Increase	84,455	$1,077,613	332,479	$4,448,382

Class B
Shares sold	73,459	$944,811	237,971	$3,140,149
Shares issued on reinvestment	47,179	605,445	60,216	791,144
Shares reacquired	(578,933)	(7,452,386)	(715,094)	(9,408,774)

Net Decrease	(458,295)	$(5,902,130)	(416,907)	$(5,477,481)

Class C*
Shares sold	90,737	$1,166,710	140,394	$1,844,799
Shares issued on reinvestment	21,987	281,930	23,948	314,324
Shares reacquired	(186,557)	(2,398,463)	(150,659)	(1,981,503)

Net Increase (Decrease)	(73,833)	$(949,823)	13,683	$177,620

* On April 29, 2004, Class L shares were renamed as Class C shares.

50   Smith Barney Muni Funds   |   2005 Annual Report

Notes to Financial Statements (continued)

7. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Funds have made the following distributions:

Georgia Portfolio

Declaration Date	Record Date	Payable Date	Class A	Class B	Class C

March 23, 2005	April 26, 2005	April 29, 2005	$0.0475	$0.0416	$0.0412

Pennsylvania Portfolio

Declaration Date	Record Date	Payable Date	Class A	Class B	Class C

March 23, 2005	April 26, 2005	April 29, 2005	$0.0485	$0.0426	$0.0422

The tax character of distributions paid during the fiscal year ended March 31, 2005 were as follows:

	Georgia	Pennsylvania
	Portfolio	Portfolio

Distributions paid from:
Tax Exempt Income	$2,518,956	$3,358,579
Ordinary Income	—	42,124

Total Distributions Paid	$2,518,956	$3,400,703

The tax character of distributions paid during the fiscal year ended March 31, 2004 were as follows:

	Georgia	Pennsylvania
	Portfolio	Portfolio

Distributions paid from:
Tax Exempt Income	$2,871,300	$3,843,880
Ordinary Income	7,811	86,608

Total Distributions Paid	$2,879,111	$3,930,488

As of March 31, 2005, the components of accumulated earnings on a tax basis were as follows:

	Georgia		Pennsylvania
	Portfolio		Portfolio

Undistributed tax-exempt income	$21,459		$—

Total undistributed earnings	$21,459		$—
Capital loss carryforward(a)	(4,343,739)		(4,839,319)
Other book/tax temporary differences	(247,467	)(b)	(109,755	)(c)
Unrealized appreciation(d)	4,024,580		3,190,690

Total accumulated losses	$(545,167)		$(1,758,384)

51   Smith Barney Muni Funds   |   2005 Annual Report

Notes to Financial Statements (continued)

(a)   As of March 31, 2005, the Funds had the following net capital loss carryforwards remaining:

	Georgia	Pennsylvania
Year of Expiration	Portfolio	Portfolio

3/31/2008	$(732,152)	$(648,452)
3/31/2009	(946,633)	(857,242)
3/31/2010	—	(159,254)
3/31/2012	(244,540)	(266,329)
3/31/2013	(2,420,414)	(2,908,042)

	$(4,343,739)	$(4,839,319)

These amounts will be available to offset any future taxable capital gains.

(b)
Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and the deferral of post-October capital losses for tax purposes.

(c)
Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and differences in the book/tax treatment of various items.

(d)
The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discounts on fixed income securities.

8.Additional Information

Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) have submitted an Offer of Settlement of an administrative proceeding to the U.S. Securities and Exchange Commission (“SEC”) in connection with an investigation into the 1999 appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”). SBFM and CGMI understand that the SEC has accepted the Offer of Settlement, but has not yet issued the administrative order.

The SEC order will find that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order will find that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that:First Data Investors Services Group (“First Data”), the Funds’then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”) had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also will find that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the

52   Smith Barney Muni Funds   |   2005 Annual Report

Notes to Financial Statements (continued)

transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement will not establish wrongdoing or liability for purposes of any other proceeding.

The SEC will censure SBFM and CGMI and order them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order will require Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The distribution plan may also include a portion of certain escrowed transfer agency fees, in accordance with the terms of the order.

The order will require SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also will be required to comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9. Legal Matters

Beginning in June, 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds. The complaints alleged, among other things, that the Distributor cre-

53   Smith Barney Muni Funds   |   2005 Annual Report

Notes to Financial Statements (continued)

ated various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

54   Smith Barney Muni Funds   |   2005 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Smith Barney Muni Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Georgia Portfolio and Pennsylvania Portfolio (“Funds”) of Smith Barney Muni Funds as of March 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Georgia Portfolio and Pennsylvania Portfolio of Smith Barney Muni Funds as of March 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

NewYork, NewYork
May 27, 2005

55   Smith Barney Muni Funds   |   2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Muni Funds (“Trust”) — Georgia and Pennsylvania Portfolios (“Funds”) are managed under the direction of the Board of Trustees. Information pertaining to theTrustees and Officers of theTrust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling theTrust’s transfer agent (Citigroup Trust Bank, fsb. at 1-800-451-2010).

				Number of
		Term of		Portfolios
		Office* and	Principal	In Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Birth Year	Fund	Served	Five Years	by Trustee	Trustee

NON-INTERESTED
TRUSTEES:

Lee Abraham	Trustee	Since	Retired; Former Director	27	None
13732 LeHavre Drive		1999	of Signet Group PLC
Frenchman’s Creek
Palm Beach Gardens,
FL 33410
Birth Year: 1927

Jane F. Dasher	Trustee	Since	Controller of PBK	27	None
Korsant Partners		1999	Holdings Inc. , a family
283 Greenwich Avenue			investment company
3rd Floor
Greenwich, CT 06830
Birth Year: 1949

Donald R. Foley	Trustee	Since	Retired	18	None
3668 Freshwater Drive		1985
Jupiter, FL 33477
Birth Year: 1922

Richard E. Hanson, Jr.	Trustee	Since	Retired; Former Head of	27	None
2751 Vermont Route 140		1999	the New Atlanta Jewish
Poultney, VT 05764			Community High School
Birth Year: 1941

Paul Hardin	Trustee	Since	Professor of Law &	34	None
12083 Morehead Drive		1994	Chancellor Emeritus
Chapel Hill,			at the University of
NC 27514-8426			North Carolina
Birth Year: 1931

Roderick C. Rasmussen	Trustee	Since	Investment Counselor	27	None
9 Cadence Court		1985
Morristown, NJ 07960
Birth Year: 1926

John P. Toolan	Trustee	Since	Retired	27	John Hancock
13 Chadwell Place		1985			Funds
Morristown, NJ 07960
Birth Year: 1930

56   Smith Barney Muni Funds   |   2005 Annual Report

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	In Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Birth Year	Fund	Served	Five Years	by Trustee	Trustee

INTERESTED
TRUSTEE:

R. Jay Gerken, CFA**	Chairman,	Since	Managing Director of	219	None
Citigroup Asset	President	2002	Citigroup Global Markets
Management	and Chief		Inc. (“CGM”); Chairman,
(“CAM”)	Executive		President and Chief
399 Park Avenue	Officer		Executive Officer of Smith
4th Floor			Barney Fund Management
New York, NY 10022			LLC (“SBFM”), Travelers
Birth Year: 1951			Investment Adviser, Inc.
(“TIA”) and Citi Fund
Management Inc. (“CFM”);
President and Chief
Executive Officer of certain
mutual funds associated
with Citigroup Inc.
(“Citigroup”); Formerly,
Portfolio Manager of
Smith Barney Allocation
Series Inc. (from 1996 to
2001) and Smith Barney
Growth and Income Fund
(from 1996 to 2000)

OFFICERS:

Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior	N/A	N/A
CAM	President	2003	Vice President and Chief
125 Broad Street	and Chief		Administrative Officer of
11th Floor	Administrative		mutual funds associated
New York, NY 10004	Officer		with Citigroup; Head of
Birth Year: 1956			International Funds
Administration of CAM
(from 2001 to 2003);
Director of Global Funds
Administration of CAM
(from 2000 to 2001);
Head of U.S. Citibank
Funds Administration
of CAM (from 1998
to 2000)

57   Smith Barney Muni Funds   |   2005 Annual Report

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	In Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Birth Year	Fund	Served	Five Years	by Trustee	Trustee

Robert J. Brault	Chief	Since	Director of CGM; Chief	N/A	N/A
CAM	Financial	2004	Financial Officer and
125 Broad Street	Officer and		Treasurer of certain
11th Floor	Treasurer		mutual funds
New York, NY 10004			associated with
Birth Year: 1965			Citigroup; Director of
Internal Control for
CAM U.S. Mutual Fund
Administration (from
2002 to 2004);
Director of Project
Management &
Information Systems
for CAM U.S. Mutual
Fund Administration
(from 2000 to 2002);
Vice President of
Mutual Fund
Administration at
investors Capital
Services (from 1999
to 2000)

Peter M. Coffey	Vice	Since	Managing Director of	N/A	N/A
CAM	President	1987	CGM; Investment Officer
399 Park Avenue	and		of SBFM
4th Floor	Investment
New York, NY 10022	Officer
Birth Year: 1944

58   Smith Barney Muni Funds   |   2005 Annual Report

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	In Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Birth Year	Fund	Served	Five Years	by Trustee	Trustee

Andrew Beagley	Chief Anti-	Since	Director of CGM (since	N/A	N/A
CAM	Money	2002	2000); Director of
399 Park Avenue	Laundering		Compliance, North
4th Floor	Compliance		America, CAM (since
New York, NY 10022	Officer		2000); Chief Anti-
Birth Year: 1962			Money Laundering
	Chief	Since	Compliance Officer and
	Compliance	2004	Chief Compliance Officer
	Officer		of certain mutual funds
associated with
Citigroup; Director of
Compliance, Europe,
the Middle East and
Africa, CAM (from
1999 to 2000); Chief
Compliance Officer,
SBFM, CFM, TIA

Robert I. Frenkel	Secretary	Since	Managing Director and	N/A	N/A
CAM	and Chief	2003	General Counsel of
300 First Stamford Place	Legal		Global Mutual Funds
4th Floor	Officer		for CAM and its
Stamford, CT 06902			predecessor (since
Birth Year: 1954			1994); Secretary and
Chief Legal Officer of
mutual funds associated
with Citigroup

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

59   Smith Barney Muni Funds   |   2005 Annual Report

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Georgia Portfolio during the fiscal year ending March 31, 2005 qualify as tax-exempt interest dividends for Federal income tax purposes.

All of the net investment income distributions paid monthly by the Pennsylvania Portfolio from April 2004 through February 2005 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, 84.60% of the net investment income distribution paid in March 2005 qualifies as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

60   Smith Barney Muni Funds   |   2005 Annual Report

SMITH BARNEY MUNI FUNDS

	TRUSTEES	INVESTMENT MANAGER
	Lee Abraham	Smith Barney Fund
	Jane F. Dasher	Management LLC
Donald R. Foley
	R. Jay Gerken, CFA	DISTRIBUTOR
	Chairman	Citigroup Global Markets Inc.
Richard E. Hanson, Jr.
	Paul Hardin	CUSTODIAN
	Roderick C. Rasmussen	State Street Bank and
	John P. Toolan	Trust Company

	OFFICERS	TRANSFER AGENT
	R. Jay Gerken, CFA	Citicorp Trust Bank, fsb.
	President and	125 Broad Street, 11th Floor
	Chief Executive Officer	New York, New York 10004

Andrew B. Shoup
	Senior Vice President and	SUB-TRANSFER AGENT
	Chief Administrative Officer	PFPC Inc.
P. O. Box 9699
	Robert J. Brault	Providence, Rhode Island
	Chief Financial Officer	02940-9699
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer
and Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

Smith Barney Muni Funds

Georgia Portfolio Pennsylvania Portfolio The Funds are separate investment funds of the Smith Barney Muni Funds, a Massachusetts business trust.

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds —Georgia and Pennsylvania Portfolios, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY MUNI FUNDS

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

www.citigroupam.com

The Funds file their complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

©2005 Citigroup Global Markets Inc. Member NASD, SIPC FD0789 5/05 05-8558

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane Dasher, Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees for the Smith Barney Muni Funds were $170,500 and $170,500 for the years ended 3/31/05 and 3/31/04.

(b)	Audit-Related Fees for the Smith Barney Muni Funds were $0 and $0 for the years ended 3/31/05 and 3/31/04.

(c)	Tax Fees for Smith Barney Muni Funds were $38,600 and $18,500 for the years ended 3/31/05 and 3/31/04. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Muni Funds.

(d)	All Other Fees for Smith Barney Muni Funds were $0 and $0 for the years ended 3/31/05 and 3/31/04.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Muni Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04; Tax Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04; and Other Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Muni Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Muni Funds. Fees billed to and paid by Citigroup Global Markets Inc. related to transfer agent matter as fully described in the notes to the financial statements titled “Additional Information” were $75,000 and $0 for the years ended 3/31/05 and 3/31/04.

(h)	Yes. The Smith Barney Muni Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Muni Funds or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

	(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(b)	Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Muni Funds

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Muni Funds

Date: June 9, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Muni Funds

Date:	June 9, 2005

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of
Smith Barney Muni Funds

Date: June 9, 2005